EXHIBIT 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Ozark Ethanol, LLC (the “Company”) on Form 10-KSB for the fiscal year ended August 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 29, 2007

/s/ Brad Williams
Brad Williams
Treasurer (principal financial officer)

A signed original of this written statement required by Section 906 has been provided to Ozark Ethanol, LLC and will be retained by Ozark Ethanol, LLC and furnished to the Securities and Exchange Commission or its staff upon request.